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       NICHOLAS | APPLEGATE-Registered Trademark- INSTITUTIONAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                     INSTITUTIONAL SHARES DATED JULY 9, 1999

                                 MARCH 20, 2000

THE FOLLOWING INFORMATION IS ADDED UNDER THE "GOAL AND PRINCIPAL STRATEGY" SECTION OF THE LATIN AMERICA FUND ON PAGE17:

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer.

THE FOLLOWING INFORMATION IS ADDED UNDER THE "PRIMARY RISKS" SECTION OF THE LATIN AMERICA FUND ON PAGE 17:

NON-DIVERSIFICATION - Because the Fund will be able to invest its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

THE FOLLOWING INFORMATION IS ADDED TO THE "ORGANIZATION AND MANAGEMENT" SECTION UNDER "INVESTMENT ADVISER" ON PAGE 42:

For reasons of efficient portfolio management, the International Small Cap and Emerging Countries Funds invest in certain Southeast Asian stock markets through Nicholas-Applegate Southeast Asia Fund, Ltd a company in Mauritius which is the Funds' subsidiary company (the "Mauritius Subsidiary"). The Mauritius Subsidiary was incorporated under the laws of Mauritius, and as such is entitled to avail of the double taxation treaty between India and Mauritius and hence invest in India in what the Investment Adviser considers to be the most efficient way currently available. The Funds and Mauritius Subsidiary will be treated as one entity, and their holdings of investments are aggregated, for the purposes of applying the investment and borrowing restrictions. All investments made by the Mauritius Subsidiary will form part of the assets of the Funds' and will be disclosed in the schedule of investments of the Fund.

THE FOLLOWING INFORMATION IS ADDED TO THE FIRST SENTENCE UNDER "EXPENSE WAIVERS" SECTION ON PAGE 42:

The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses, excluding taxes, interest, brokerage and the expenses incurred from the creation and operation of the Mauritius entity, do not exceed the percentages, as set forth below, for the Class I shares of each Fund through March 31, 2000.


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       NICHOLAS | APPLEGATE-Registered Trademark- INSTITUTIONAL FUNDS

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
             INSTITUTIONAL AND RETIREMENT SHARES DATED JULY 9, 1999

                                 MARCH 20, 2000


THE FOLLOWING INFORMATION ON PAGE B-15 OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION UNDER "DIVERSIFICATION" IS AMENDED AS FOLLOWS:

         Each Fund (except the Latin America Fund) is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets are represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Fund may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer. The Latin America Fund is a non-diversified fund required to have at least 50% of the value of its total assets are represented by: (1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Fund may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.

THE FOLLOWING INFORMATION ON PAGE B-15 OF THE STATEMENT OF ADDITIONAL INFORMATION UNDER "INVESTMENT RESTRICTIONS" IS AMENDED:

1. May (except the Latin America Fund) invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

THE FOLLOWING INFORMATION ON PAGE B-21 OF THE STATEMENT OF ADDITIONAL INFORMATION UNDER THE "INVESTMENT ADVISER" SECTION IS AMENDED AS FOLLOWS:

MAURITIUS SUBSIDIARY

For reasons of efficient portfolio management, the International Small Cap and Emerging Countries Funds invest in the Southeast Asian stock markets through the Nicholas-Applegate Southeast Asia Fund, Ltd. a subsidiary of the Funds with offices located at 3rd Floor, Les Cascades, Edith Cavell Street, Port Louis, Mauritius (the "Mauritius Subsidiary"). The Mauritius Subsidiary, incorporated on October 29, 1999, is an "Offshore Company" for the purposes of the Mauritius Offshore Business Activities Act 1992 and has a certificate of tax residence from the Commissioner of Income Tax in Mauritius. The directors of the Mauritius subsidiary are:

                               E. Blake Moore, Jr.
                              Charles H. Field, Jr.


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                               John J.P. McDonnell
                                  K. Dev Joory
                                 Couldip B. Lala

All Directors act in a non-executive capacity.

International Financial Services Limited ("IFS"), is a company incorporated in Mauritius and licensed by the Mauritius Offshore Business Activities Authority ("MOBAA") to provide, inter alia, company management services to offshore companies, has been appointed as administrator, registrar and secretary to the Mauritius Subsidiary at a fee of approximately $2,500 per month. This appointment may be terminated by either party on three months' prior written notice or in the other circumstances listed in the agreement. The Mauritius Subsidiary indemnifies IFS against matters other than those arising by reason of the negligence, bad faith, dishonesty, fraud or willful breach of duty of IFS or its employees and agents.

       NICHOLAS | APPLEGATE-Registered Trademark- INSTITUTIONAL FUNDS

                            SUPPLEMENT TO PROSPECTUS

                      RETIREMENT SHARES DATED JULY 9, 1999

                                 MARCH 20, 2000


THE FOLLOWING INFORMATION IS ADDED TO THE "ORGANIZATION AND MANAGEMENT" SECTION UNDER "INVESTMENT ADVISER" ON PAGE 20 OF THE PROSPECTUS:

For reasons of efficient portfolio management, the Emerging Countries Fund invests in certain Southeast Asian stock markets through Nicholas-Applegate Southeast Asia Fund, Ltd a company in Mauritius which is the Fund's subsidiary company (the "Mauritius Subsidiary"). The Mauritius Subsidiary was incorporated under the laws of Mauritius, and as such is entitled to avail of the double taxation treaty between India and Mauritius and hence invest in India in what the Investment Adviser considers to be the most efficient way currently available. The Fund and Mauritius Subsidiary will be treated as one entity, and their holdings of investments are aggregated, for the purposes of applying the investment and borrowing restrictions. All investments made by the Mauritius Subsidiary will form part of the assets of the Fund and will be disclosed in the schedule of investments of the Fund.

THE FOLLOWING INFORMATION IS ADDED TO THE FIRST SENTENCE UNDER "EXPENSE WAIVERS" SECTION ON PAGE 20 OF THE PROSPECTUS:

The Investment Adviser has agreed to waive its fees and absorb other operating expenses of the Funds so that total operating expenses, excluding taxes, interest, brokerage and the expenses incurred from the creation and operation of the Mauritius entity, do not exceed the percentages, as set forth below, for the Class R shares of each Fund through March 31, 2000.